Exhibit 10.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-102259, No. 333-111132 and No. 333-111144), on Form F-4 (No. 333-110820) and on Form S-8 (No. 333-112115 and No. 333-112930) of Teva Pharmaceutical Industries Limited of our reports dated February 16, 2004 (except for notes 8b(9), 8b(18) and 8b(20), as to which the date is March 4, 2004) relating to the financial statements for the year ended December 31, 2003 and the related financial statement schedule, which are included in Teva Pharmaceutical Industries Limited Annual Report on Form 20-F for the year ended December 31, 2003.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
March 15, 2004	Certified Public Accountants (Isr.)